UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2009

GT SOLAR INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary Increase

On August 6, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of GT Solar International, Inc. (the “Company”) approved an increase in the annual base salary of David W. Keck, the Company’s Vice President and General Manager, Silicon, from $200,000 to $250,000.  The increase will be effective retroactive as of March 29, 2009.  No changes were made to the base salaries of the other named executive officers.

Executive Incentive Program for Fiscal 2010

On August 6, 2009, the Compensation Committee approved the Fiscal Year 2010 Executive Incentive Program (the “Fiscal 2010 EIP”), with the terms and conditions as set forth in the Company’s Current Report on Form 8-K filed on June 10, 2009.

Under the Fiscal 2010 EIP, the bonus payment for a participant will be determined in reference to the target bonus opportunity for such participant specified in a participation agreement between the participant and the Company, and will equal the sum of (i) a financial performance component based on operating income (weighted 50%), (ii) a financial performance component based on pro forma ending cash balance (defined as cash on the balance sheet after giving effect to adjustments to accounts payable to reflect revised terms with suppliers) (weighted 25%) and (iii) an individual performance objective component (“MBO”) (weighted 25%).  Each of these calculations will be independent of the other; provided that no bonus will be paid if we achieve operating income or pro forma ending cash balance that is less than 50% of the Company’s budgeted operating income or pro forma ending cash balance.  The portion of the bonus that is based on achievement of operating income and pro forma ending cash balance will be calculated as follows: the applicable payment increases linearly so that the participant will receive a 0% payment if the Company achieves 75% or less of budget, a 100% payment if the Company achieves 100% of budget and a 200% payment if the Company achieves 120% or more of budget.  The Compensation Committee reserves the right to adjust the formula for unplanned, Board-approved events.  The portion of the bonus that is based on achievement of individual MBOs will be determined based on the Board’s assessment of each participant’s performance as compared to their MBOs.  In no event shall a participant’s actual bonus payment exceed two times such participant’s target bonus opportunity.

A copy of the Fiscal 2010 EIP is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 162(m) Performance Incentive Plan

On August 7, 2009, at the 2009 Annual Meeting of Stockholders of GT Solar International, Inc. (the “2009 Annual Meeting”), the Company’s stockholders approved the Company’s Section 162(m) Performance Incentive Plan (the “162(m) Plan”).

The purpose of the 162(m) Plan is to provide a means of determining incentive compensation for certain of our employees and executive officers in a manner that qualifies as “performance-based compensation” within the meaning of Section 162(m).  The 162(m) Plan will be coordinated with our incentive compensation plans for executive officers who are not covered by Section 162(m) to provide for a consistent means of determining incentive compensation for the senior management.  Eligibility to participate in the 162(m) Plan is limited to our executive officers who are or may become “covered employees” under Section 162(m), in the determination of the Committee. Eligible employees who are designated by the Committee will become participants under the 162(m) Plan.

The 162(m) Plan permits the grant of both short-term (annual) incentive awards and long-term incentive awards.  Awards may be denominated by reference to a cash amount (a “Cash-Based Award”) or by reference to a number of shares of our common stock (a “Share-Based Award”).  A participant’s right to payment of an award is contingent upon the achievement of pre-established performance goals relating to objective performance criteria established by the Committee for the performance period of the award . The performance period for an award will be determined by the Committee, but will be no longer than five years.  A participant may receive an award with respect to more than one performance period under the 162(m) Plan, which periods may be overlapping.  The maximum amount of payment under all Cash-Based Awards payable to any one participant during any one calendar year is limited under the Plan to $5,000,000.  The maximum number of shares of common stock that may be subject to all Share-Based Awards granted to any one participant during any one calendar year is limited under the 162(m) Plan to 1,000,000 shares.

A description of the 162 (m) Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 2, 2009 (the “2009 Proxy Statement”) under the caption “Proposal 2—Approval of the GT Solar International, Inc. Section 162(m) Performance Incentive Plan.”  The description of the 162(m) Plan is qualified in its entirety by reference to the full text of the 162(m) Plan, which was included as Annex A to the 2009 Proxy Statement.

A copy of the 162(m) Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Director Restricted Stock Unit Awards

On August 7, 2009, the date of our 2009 Annual Meeting, each of our non-employee directors received 9,231 restricted stock units.  All restricted stock units awarded to non-employee directors will vest one year from the date of grant.  At the request of Messrs. Forth and Landers, the restricted stock units awarded for service by Messrs. Forth and Landers were issued to GFI Energy Ventures LLC in lieu of issuing restricted stock units to Messrs. Forth and Landers.

The Company’s form of restricted stock unit agreement for GFI Energy Ventures LLC is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Company’s form of restricted stock unit agreement for directors has been filed as Exhibit 10.41 to the Company’s registration statement on Form S-1 (File No. 333-142383) and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	GT Solar International, Inc. Fiscal Year 2010 Executive Incentive Program.

10.2	GT Solar International, Inc. Section 162(m) Performance Incentive Plan.

10.3	Form of restricted stock unit agreement for GFI Energy Ventures LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ Hoil Kim
Date: August 12, 2009	By:	Hoil Kim
	Its:	Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	GT Solar International, Inc. Fiscal Year 2010 Executive Incentive Program.

10.2	GT Solar International, Inc. Section 162(m) Performance Incentive Plan.

10.3	Form of restricted stock unit agreement for GFI Energy Ventures LLC.